Putnam
Global
Governmental
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

D. William Kohli

In the fiscal year that ended October 31, 2000, Putnam Global Governmental Income Trust's performance was affected by both positive and negative events. On the positive side, several fund sectors performed well, benefiting from a slowing U.S. economy, strong performance among emerging markets, mortgage-backed securities and U.S. Treasury holdings, and limited exposure to troublesome markets such as Japan. On the negative side, the fund's currency exposure -- especially to the euro and the Australian dollar -- hurt its performance relative to its peers.

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -4.24%  -8.76%   -4.98%  -9.50%   -5.07%  -5.97%   -4.49%  -7.61%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* A YEAR OF UNFORESEEN EVENTS

There were several surprises this year on the economic front. First, by the end of the fund's fiscal year, the U.S. economy had slowed more than analysts had projected. Second, inflation remained lower than expected, even with the surge in oil prices. Finally, despite spiking higher in May, real yields -- the market yields minus the inflation rate -- moved progressively lower throughout the year.

Around the world, foreign investors were taken aback by the slowing U.S. economy and the extreme volatility in the U.S. equity markets. In Europe, investors had hoped that the solid growth in 1999 would be self-sustaining, but it turned out that this growth was more dependent on the U.S. than anticipated. In addition, the significant decline in the euro and the surge in oil prices contributed to Europe's stagnant economic growth. Both caused higher inflation and somewhat higher interest rates.


[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS*

(12 months through 10/31/00 in U.S. dollars)

Brazil                19.0%

Japan                 -2.7%

Mexico                20.8%

Canada                 2.9%

United Kingdom        -6.1%

United States          8.6%

Sweden               -11.2%

Denmark              -15.6%

Germany              -15.9%

Footnote reads:
*Sources: Salomon Smith Barney and J.P. Morgan Securities Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance is no indication of future results.


In Japan, bond yields remained extremely low and economic growth was anemic. We still are concerned about structural problems in Japan's economy. Consequently, tax revenues are not increasing, and the government, which is running an enormous deficit, must spend even more to help stimulate growth of any kind.

On a local currency basis, bond performance in all of the Anglo markets -- United States, Australia, Canada, and the United Kingdom -- was strong, benefiting from similar positive fundamentals: slower growth, low to moderate inflation, and declining yields. European bonds returned roughly 4% during the period, without factoring in the euro currency decline.

* CURRENCY PROBLEMS

The euro's decline throughout the year was the strongest negative influence on your fund's performance, as we had an overweight position in the currency. This spring, we believed that Europe's economy and the benefits the euro would bring to European companies would help strengthen the struggling new currency. However, it continued to decline through the summer and into the fall for two main reasons. First, there were several acquisitions of U.S. companies by European companies, which forced the sale of euros and the purchase of dollars to complete these transactions. Second, there was a large reallocation of equity assets from European investors into the U.S. equity markets.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION (10/31/00)]

GEOGRAPHIC DIVERSIFICATION (10/31/00)*

United States             43.0%

United Kingdom            12.1%

Germany                   11.8%

Greece                     5.7%

Denmark                    4.5%

Japan                      4.0%

Canada                     3.8%

Netherlands                3.6%

Italy                      3.6%

New Zealand                1.7%

Spain                      1.0%

Footnote reads:
*Based on net assets. Country allocations will vary over time.


The declines in the euro, the Australian dollar, and the yen, combined with a strong dollar, had the effect of boosting performance of the fund's U.S. holdings while dampening that of its international holdings. The fund has been overweight the euro and Australian dollar. This exposure hurt performance on a relative basis and accounted for the fund's slightly below-average performance within its Lipper peer group. The euro's decline was more than our currency analysts had anticipated, and while we regret its effect on the fund's performance, we still believe the currency will recover. We have, however, reduced our euro exposure in the past six months.

* GOVERNMENT BONDS PERFORMED WELL WHILE CORPORATES SUFFERED

On a local currency basis, the fund's bond holdings performed well and validated the effectiveness of our positioning strategy. Our emphasis was on higher-performing markets such as the United States, Canada, Australia, and several emerging markets. We underweighted several markets that did not perform well, such as Japan.

Among the factors influencing this positive performance were the anticipation of government bond buybacks in several European countries. A number of countries -- France in particular -- have auctioned licenses and frequency bandwidth to telecommunications firms. The revenues from these auctions are expected to help finance the retirement of government debt.


SORTING OUT THE EURO'S DECLINE

To understand the euro's decline this year, the first place to start may be the United States. European companies have been pouring money into our economy at an astounding rate. Unilever Group has purchased Ben & Jerry's Ice Cream. Lycos is being bought by Terra Networks, the Internet arm of Spanish phone company Telefonica. Deutsche Telekom has negotiated a proposed merger with VoiceStream Wireless, and mutual fund company Pioneer Group will be acquired by Italy's UniCredito Italiano SpA. According to Morgan
Stanley Dean Witter, "the U.S. [has] attracted more than $583 billion in foreign direct investment (FDI)" in the past two years.* Much of this has come from Europe. And when the euros used for purchasing these companies get converted into dollars, the euro sinks and the dollar rises.

Major European powers did not act together to combat the euro's decline. Germany, France, Italy, and Spain hold most of the reserves, and their hesitation has been seen by currency speculators as a vote of no confidence. European economies also still suffer from inflexible union demands, government bureaucracy, high tax rates, and costly pensions.

On a positive note, many analysts believe the euro has settled at or near a bottom. At the same time, the U.S. economy appears to be headed for slower growth, as equity prices exhibit record-setting volatility and consumer confidence declines. If the United States loses its appeal as a place for foreign investment, the Europeans could be beneficiaries as capital seeks a more favorable environment.

*Business Week, October 2, 2000


It was the buyback in the U.S., however, that had the most dramatic effect on fund performance. The federal government has been using its budget surplus to retire significant amounts of long-term debt, which has boosted the prices of long-term Treasury bonds immensely. Meanwhile, rising short-term interest rates and lower profits hurt the performance of investment-grade and high-yield corporate bonds during the period. The spread, or yield difference, between the two sectors has widened to near-record levels. We believe these widening spreads represent a buying opportunity, as corporate bonds -- especially high-yield -- are currently trading at extremely attractive valuations.

* MORTGAGE-BACKED AND EMERGING MARKETS PERFORMED WELL

The fund had over 17% of its investments in mortgage-backed securities
(MBSs), which outperformed corporate bonds during the period. MBSs have attractive yields and lower credit risk than corporate bonds. As a result, they provide an alternative to corporate bonds in a slowing economy. In addition, the risk of prepayment -- the primary risk for MBS investors -- typically diminishes in a rising interest-rate environment.

With the exception of Argentina, the fund's emerging markets holdings performed well. Argentina's government bonds underperformed because of credit problems resulting from high government debt levels, but the fund had only a small position in the country for most of the year. Russian government bonds were the strongest performers, gaining roughly 150% during the period. Market sentiment for Russian bonds was so negative after the ruble devaluation in 1998 that even a slightly more positive outlook produced a dramatic recovery. One of the primary reasons for the improved sentiment has been the surge in oil prices, which also has benefited fund holdings in other oil-exporting nations such as Mexico and Bulgaria. Because of the strong performance in emerging markets this year, we have reduced our positions somewhat as a defensive move, locking in the gains.

* OUTLOOK DEPENDENT ON U.S. ECONOMY

The outlook for the global bond market may depend heavily on what happens in the United States. While some bond sectors -- high-yield, in particular -- have priced in a recession, we believe that slower, but still positive, growth is more likely. With a potential Fed interest rate decrease early next year, the economy may sustain moderate growth in 2001. While we have reduced our currency exposure in Europe, we continue to see signs that the euro is near a bottom and is poised for recovery. We may add to the fund's high-yield corporate bond holdings -- currently only about 2% of total assets -- in anticipation of a recovery in this sector sometime next year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Any government backing only guarantees that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. government entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (6/1/87)        (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -4.24%  -8.76%  -4.98%  -9.50%  -5.07%  -5.97%  -4.49%  -7.61%
------------------------------------------------------------------------------
5 years           9.15    3.95    5.08    3.50    5.12    5.12    7.86    4.33
Annual average    1.77    0.78    1.00    0.69    1.00    1.00    1.52    0.85
------------------------------------------------------------------------------
10 years         54.72   47.34   43.59   43.59   43.44   43.44   50.75   45.88
Annual average    4.46    3.95    3.68    3.68    3.67    3.67    4.19    3.85
------------------------------------------------------------------------------
Annual average
(life of fund)    7.08    6.69    6.22    6.22    6.27    6.27    6.75    6.49
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                              Salomon Bros.
                               World Govt.           Consumer
                               Bond Index           price index
------------------------------------------------------------------------------
1 year                          -5.08%                 3.45%
------------------------------------------------------------------------------
5 years                         12.67                 13.14
Annual average                   2.41                  2.50
------------------------------------------------------------------------------
10 years                        90.90                 30.26
Annual average                   6.68                  2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.08                  3.26
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/90

                                   Salomon Bros.
                Fund's class A      World Govt.      Consumer price
Date             shares at POP      Bond Index           index

10/31/90             9,525            10,000            10,000
10/31/91            10,702            11,130            10,292
10/31/92            11,872            12,676            10,622
10/31/93            13,120            14,194            10,914
10/31/94            12,342            14,708            11,199
10/31/95            13,499            16,944            11,513
10/31/96            15,181            17,853            11,858
10/31/97            15,695            18,319            12,105
10/31/98            15,516            20,618            12,277
10/31/99            15,385            20,111            12,592
10/31/00           $14,734           $19,090           $13,026

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,359 and $14,344, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $15,075 ($14,588 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12            12            12            12
------------------------------------------------------------------------------
Income                $  --         $  --         $  --         $  --
------------------------------------------------------------------------------
Capital gains            --            --            --            --
------------------------------------------------------------------------------
Return of
capital1               0.648         0.561         0.570         0.620
------------------------------------------------------------------------------
  Total               $0.648        $0.561        $0.570        $0.620
------------------------------------------------------------------------------
Share value:        NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/99          $11.91  $12.50   $11.88        $11.91     $11.86  $12.26
------------------------------------------------------------------------------
10/31/00           10.77   11.31    10.74         10.75      10.72   11.08
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate2               6.02%   5.73%    5.25%         5.25%      5.82%   5.63%
------------------------------------------------------------------------------
Current
30-day SEC
yield3              5.71    5.44     4.97          4.96       5.47    5.29
------------------------------------------------------------------------------

1 See page 32.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/1/87)        (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -3.16%  -7.78%  -3.91%  -8.48%  -3.90%  -4.81%  -3.42%  -6.55%
------------------------------------------------------------------------------
5 years          12.26    6.92    8.13    6.52    8.12    8.12   10.85    7.22
Annual average    2.34    1.35    1.57    1.27    1.57    1.57    2.08    1.40
------------------------------------------------------------------------------
10 years         62.48   54.78   50.77   50.77   50.56   50.56   58.30   53.12
Annual average    4.97    4.47    4.19    4.19    4.18    4.18    4.70    4.35
------------------------------------------------------------------------------
Annual average
(life of fund)    7.22    6.83    6.36    6.36    6.41    6.41    6.89    6.62
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2000



THE FUND'S PORTFOLIO
October 31, 2000

FOREIGN GOVERNMENT BONDS AND NOTES (40.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         355,000 Argentina (Republic of) bonds 11 3/4s, 2015                                       $     300,863
USD         465,000 Argentina (Republic of) notes Ser. XW, 11s, 2005                                        411,525
USD         347,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                        370,006
USD         660,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                        574,200
EUR       9,400,000 Buoni Poliennali Del Tes (Italy Treasury Bonds)
                    5 1/2s, 2010                                                                          7,950,567
CAD      11,750,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                          8,249,165
USD         280,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              222,600
DKK      66,005,000 Denmark (Kingdom of) bonds 6s, 2009                                                   7,761,005
DKK      17,005,000 Denmark (Kingdom of) bonds 4s, 2001                                                   1,927,623
EUR      16,810,000 Deutschland (Federal Republic of) bonds Ser. 95,
                    6 1/2s, 2005                                                                         15,079,894
GRD   4,890,700,000 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                     12,519,752
USD         382,500 Morocco (Kingdom of) floating rate govt. guaranty
                    Ser A, 7 3/4s, 2009                                                                     332,775
NZD       9,300,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                              3,761,199
USD         335,000 Philippines (Republic of) notes 10 5/8s, 2025                                           255,437
USD         435,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            321,900
USD         610,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                         506,300
USD         545,000 Russia (Federation of) 144A unsub. 2 1/2s, 2030                                         201,650
EUR       2,602,382 Spain (Government of) bonds 6s, 2029                                                  2,249,629
GBP       8,430,000 United Kingdom Treasury bonds 9s, 2012                                               16,320,272
GBP       3,815,000 United Kingdom Treasury bonds  8 1/2s, 2005                                           6,250,329
GBP       1,050,000 United Kingdom Treasury bonds 6 1/4s, 2010                                            1,652,439
USD         595,000 United Mexican States bonds 11 3/8s, 2016                                               673,838
USD         265,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              174,900
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $95,588,681)                                                                $  88,067,868

CORPORATE BONDS AND NOTES (28.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         150,000 Dura Operating Corp. sr. sub notes Ser. B, 9s, 2009                               $     109,328
EUR         150,000 RJ Tower Corp. 144A company guaranty 9 1/4s, 2010                                       108,183
                                                                                                      -------------
                                                                                                            217,511

Banking (6.2%)
-------------------------------------------------------------------------------------------------------------------
EUR       2,295,000 Bayerishche Handelsbank Ser. 1190, FRN, 4.85s,
                    2001 (Germany)                                                                        1,944,001
EUR       3,355,000 Deutsche Bahn Finance B.V. bonds 4 7/8s,
                    2009 (Netherlands)                                                                    2,631,532
USD         170,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                       161,500
EUR       2,185,000 Hypothekenbank in Essen AG Ser. 538, FRN, 4.987s,
                    2009 (Germany)                                                                        1,850,621
EUR       8,310,000 Hypothekenbank in Essen AG 144A notes Ser. 552,
                    4 1/4s, 2002 (Germany)                                                                6,940,605
                                                                                                      -------------
                                                                                                         13,528,259

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         500,000 American Standard, Inc. company guaranty
                    7 1/8s, 2006                                                                            413,156
EUR       1,000,000 Geberit International, Inc. company guaranty
                    10 1/8s, 2007 (Luxembourg)                                                              457,153
                                                                                                      -------------
                                                                                                            870,309

Cable Television (1.0%)
-------------------------------------------------------------------------------------------------------------------
EUR         250,000 Callahan Nordrhein Westfalen 144A sr. notes 14s,
                    2010 (Germany)                                                                          207,108
USD         250,000 Charter Communications Holdings LLC sr. notes
                    8 5/8s, 2009                                                                            223,125
EUR       1,080,000 NTL Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2009                                                                            764,276
GBP         250,000 NTL, Inc. sr. unsub. Ser. B, 9 1/2s, 2008                                               297,619
USD         500,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        415,000
USD         130,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04) 2009
                    (United Kingdom) (STP)                                                                   58,500
EUR         400,000 United Pan-Europe NV 144A sr. notes 10 7/8s,
                    2009 (Netherlands)                                                                      257,640
                                                                                                      -------------
                                                                                                          2,223,268

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 CP Kelco APS/Capital Corp. sr. sub notes 11 7/8s,
                    2010 (Denmark)                                                                          168,653
EUR         300,000 Huntsman ICI Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2009                                                                           242,809
EUR         100,000 Ineos Acrylics Finance bonds 10 1/4s, 2010
                    (United Kingdom)                                                                         79,665
                                                                                                      -------------
                                                                                                            491,127

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
USD         220,000 Contifinancial Corp. sr. notes 7 1/2s, 2002
                    (In default) (NON)                                                                       30,800

Financial (17.2%)
-------------------------------------------------------------------------------------------------------------------
EUR       9,025,000 DSL Finance NV bonds 5 3/4s, 2009 (Netherlands)                                       3,867,697
USD       6,220,000 Fannie Mae notes 6 1/2s, 2004                                                         6,216,081
USD      19,675,000 Fannie Mae notes 5 1/8s, 2004                                                        18,881,901
USD       4,060,000 Federal Home Loan Bank unsub. Ser. 60, 6 7/8s, 2002                                   5,953,841
USD       2,830,000 Freddie Mac notes 6 7/8s, 2005                                                        2,866,252
                                                                                                      -------------
                                                                                                         37,785,772

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         450,000 HCA - The Healthcare Co. sr. notes 8 3/4s, 2010                                         656,577

Industrial (--%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Vantico Group SA bonds 12s, 2010 (Luxembourg)                                            71,868

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         488,979 Blackstone Hotel Acquisition Co. jr. mtge loan FRN
                    10 1/4s, 2003 (United Kingdom)                                                          674,405

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Flextronics International, Ltd. 144A sr. sub. notes
                    9 3/4s, 2010 (Singapore)                                                                 85,640
EUR         150,000 Flowserve Finance B.V. 144A company guaranty
                    12 1/4s, 2010 (Netherlands)                                                             127,125
                                                                                                      -------------
                                                                                                            212,765

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         270,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            243,000

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         250,000 BSN Financing Co. 144A company guaranty 10 1/4s,
                    2009 (Luxembourg)                                                                       193,866
EUR         100,000 Clondalkin, Ind. sr. notes 10 5/8s, 2010
                    (United Kingdom)                                                                         82,631
EUR         400,000 Kappa Beheer B.V. company guaranty 10 5/8s,
                    2009 (Netherlands)                                                                      343,238
                                                                                                      -------------
                                                                                                            619,735

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         170,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   167,875

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         177,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        177,000

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         350,000 TDL Infomedia Group, Ltd. sr. sub. notes 12 1/8s, 2009
                    (United Kingdom)                                                                        586,890

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
USD         500,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  441,770

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         250,000 Cammell Laird Holdings 144A sr. notes 12s, 2010
                    (United Kingdom)                                                                        210,816

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         250,000 Exodus Communications, Inc. 144A sr. notes
                    11 3/8s, 2008                                                                           194,183
EUR         200,000 PSINet, Inc. sr. notes 11s, 2009                                                         88,140
                                                                                                      -------------
                                                                                                            282,323

Telecommunications (0.5%)
-------------------------------------------------------------------------------------------------------------------
USD          20,000 Carrier1 International SA sr. notes Ser. B, 13 1/4s,
                    2009 (Luxembourg)                                                                        15,400
USD         180,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         151,200
EUR         300,000 Global Telesystems 144A bonds 10 1/2s, 2006                                             122,040
EUR         250,000 Hermes Europe Railtel B.V. 144A sr. notes 10 3/8s,
                    2006 (Netherlands)                                                                       97,463
USD         330,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      320,100
EUR         500,000 RSL Communications PLC company guaranty,
                    stepped-coupon zero % (10 1/8s, 3/1/03), 2008
                    (United Kingdom) (STP)                                                                   52,500
EUR         375,000 RSL Communications PLC bonds stepped-coupon
                    zero % (10s, 3/15/03), 2008 (United Kingdom) (STP)                                       14,625
USD         200,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                     172,000
EUR       1,000,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12.4s, 4/15/03), 2008 (STP)                                                            125,663
                                                                                                      -------------
                                                                                                          1,070,991

Telephone (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Colt Telecommunications Group PLC notes
                    7 5/8s, 2009                                                                            151,700
EUR         100,000 Jazztel PLC sr. notes 144A 13 1/4s, 2009
                    (United Kingdom)                                                                         61,020
USD         120,000 Microcell Telecommunications sr. disc. notes
                    stepped-coupon Ser. B, zero % (14s, 12/1/01),
                    2006 (Canada) (STP)                                                                     115,200
USD         700,000 Versatel Telecom B.V. sr. notes 13 1/4s,
                    2008 (Netherlands)                                                                      532,000
EUR         250,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010                                    156,888
                                                                                                      -------------
                                                                                                          1,016,808

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP         160,000 Azurix Corp. sr. notes 10 3/8s, 2007                                                    211,382
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $70,008,009)                                $  61,791,251
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (10.3%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
     $   11,739,675 8s, with due dates from December 1, 2029 to August 1, 2030                        $  11,888,182
          8,380,944 7 1/2s, with due dates from January 1, 2030 to May 1, 2030                            8,370,718
          2,539,543 Government National Mortgage Association Pass-Through
                    Certificates 6s, with due dates from March 15, 2029 to
                    June 15, 2029                                                                         2,392,706
                                                                                                      -------------
                                                                                                         22,651,606

U.S. Treasury Obligations (2.8%)
-------------------------------------------------------------------------------------------------------------------
          6,235,240 U.S. Treasury Inflation Index Notes 3 7/8s, January 15, 2009                          6,235,240
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $28,594,573)                                                                $  28,886,846

COLLATERALIZED MORTGAGE OBLIGATIONS (7.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   18,913,833 Fannie Mae Ser. 203, Class 2, Interest Only, 8s, 2023                             $   5,236,768
          5,220,000 GS Mortgage Securities Corp. II Ser. 98-C1, Class A2,
                    6.62s, 2030                                                                           5,056,059
          4,200,000 Residential Mortgage Securities FRB, Ser. 8, Class M,
                    7.311s, 2038                                                                          6,018,901
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $17,405,575)                                                                $  16,311,728

PURCHASED OPTIONS OUTSTANDING (4.0%) (a)
                                                                                EXPIRATION DATE/
CONTRACT AMOUNT                                                                 STRIKE PRICE          VALUE
-------------------------------------------------------------------------------------------------------------------

JPY   3,400,000,000 Japanese Government Bonds
                    10-year Future Contract (call)                               Dec 00/133.26 JPY        8,825,426
USD      14,400,000 U.S. Treasury Notes 5-year
                    Future Contract (call)                                       Nov 00/101.50 USD           13,500
                                                                                                      -------------
                    Total Purchased Options Outstanding (cost $8,571,968)                             $   8,838,926

BRADY BONDS (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      180,000 Argentina (Republic of) deb. FRB 7.625s, 2005                                     $     157,500
            315,000 Bulgaria (Government of) FRB Ser. A, 7 3/4s, 2024                                       234,675
            145,000 Bulgaria (Government of) deb. Ser. PDI, FRB, 7 3/4s, 2011                               108,025
            575,000 Bulgaria (Government of) Ser. A, FLIRB, 3s, 2012                                        405,375
                                                                                                      -------------
                    Total Brady Bonds (cost $921,810)                                                 $     905,575

COMMON STOCKS (0.1%) (a) (cost 402,422)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                113 PSF Holdings LLC, Class A (NON)                                                   $     146,900

PREFERRED STOCKS (0.1%) (a) (cost $98,192)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                107 R&B Falcon Corp.13.875% cum. pfd. (PIK)                                                 135,839

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                 50 Telehub Communications Corp.                                         7/31/05      $          25
                225 Versatel Telecom NV (Netherlands)                                    5/15/08             49,500
                                                                                                      -------------
                    Total Warrants (cost $7,000)                                                      $      49,525

SHORT-TERM INVESTMENTS (4.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      376,000 U.S. Treasury Bills zero %, December 21, 2000 (SEG)                               $     372,879
          9,917,000 Interest in 500,000,000 joint repurchase agreement dated
                    October 31, 2000 with Morgan Stanley Dean Witter
                    & Co., Inc. due November 1, 2000 with respect to various
                    U.S. Government obligations -- maturity value of $9,918,815
                    for an effective yield of 6.59%                                                       9,917,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $10,289,879)                                   $  10,289,879
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $231,888,109) (b)                                         $ 215,424,337
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $220,093,473.

  (b) The aggregate identified cost on a tax basis is $232,386,026, resulting in gross unrealized appreciation and depreciation of $2,643,057 and $19,604,746, respectively, or net unrealized depreciation of $16,961,689.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures and written call options contracts at October 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2000:
      (as percentage of Market Value)

            United States       44.0%
            United Kingdom      12.4
            Germany             12.1
            Greece               5.8
            Denmark              4.6
            Japan                4.1
            Canada               3.9
            Italy                3.7
            Netherlands          3.7
            New Zealand          1.7
            Spain                1.0
            Other                3.0
                              ------
            Total              100.0%
                              ======

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2000
(aggregate face value $533,235,211)
                                                                   Unrealized
                                     Aggregate Face   Delivery    Appreciation/
                      Market Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollar     $ 10,033,577    $ 11,078,395    12/20/00   $  (1,044,818)
British Pound           26,451,438      26,385,503    12/20/00          65,935
Canadian Dollar          7,978,358       8,250,127    12/20/00        (271,769)
Euro                   151,501,474     158,895,299    12/20/00      (7,393,825)
Greek Drachma              934,719         995,329    12/20/00         (60,610)
Japanese Yen           310,741,894     325,921,895    12/20/00     (15,180,001)
Swedish Krona            1,156,405       1,208,787    12/20/00         (52,382)
Swiss Franc                480,573         499,876    12/20/00         (19,303)
------------------------------------------------------------------------------
                                                                 $ (23,956,773)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2000
(aggregate face value $587,049,594)
                                                                   Unrealized
                                     Aggregate Face   Delivery    Appreciation/
                      Market Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollar     $  3,847,345    $  3,929,883    12/20/00     $    82,538
British Pound           54,704,346      54,409,578    12/20/00        (294,768)
Canadian Dollar         18,070,352      18,644,992    12/20/00         574,640
Danish Krone             8,745,703       9,211,707    12/20/00         466,004
Euro                   169,121,891     176,864,479    12/20/00       7,742,588
Japanese Yen           305,484,652     319,902,240    12/20/00      14,417,588
New Zealand Dollar       3,786,876       4,086,715    12/20/00         299,839
------------------------------------------------------------------------------
                                                                   $23,288,429
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value         Value         Date    (Depreciation)
------------------------------------------------------------------------------
EuroYen 3 month
(Short)                $32,550,902     $32,519,770      Sep-01      $ (31,132)
Euro 3 month
(Long)                   4,674,250       4,676,585      Mar-01         (2,335)
Euro 3 month
(Short)                  4,678,250       4,680,290      Mar-02          2,040
Gilt (Short)             9,732,259       9,628,386      Dec-00       (103,873)
U.S. Agency 10 yr
(Long)                   7,230,688       7,169,409      Dec-00         61,279
U.S. Treasury Bond
(Long)                   8,886,094       8,837,105      Dec-00         48,989
U.S. Treasury
(Short)                  7,653,438       7,651,779      Dec-00         (1,659)
U.S. Treasury Note
5 yr (Short)             1,409,625       1,398,792      Dec-00        (10,833)
------------------------------------------------------------------------------
                                                                    $ (37,524)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $231,888,109) (Note 1)    $215,424,337
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,253,947)                                                1,220,469
-------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                         3,998,621
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               23,963
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,531,059
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                   23,649,132
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                    664,752
-------------------------------------------------------------------------------------------
Total assets                                                                    248,512,333

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    376,255
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         47,717
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 8,539
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,248,301
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          418,553
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        424,736
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           80,831
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        45,720
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,185
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               86,823
-------------------------------------------------------------------------------------------
Payable for written options outstanding (premiums received $16,645) (Note 3)         18,563
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                      24,317,476
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                     1,266,370
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               76,791
-------------------------------------------------------------------------------------------
Total liabilities                                                                28,418,860
-------------------------------------------------------------------------------------------
Net assets                                                                     $220,093,473

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $296,414,235
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,521,882
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions  (Note 1)                                         (60,338,397)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (17,504,247)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $220,093,473

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($91,172,569 divided by 8,467,001 shares)                                            $10.77
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.77)*                              $11.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($21,293,355 divided by 1,982,856 shares)**                                          $10.74
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($298,334 divided by 27,743 shares)**                                                $10.75
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($107,329,215 divided by 10,013,983 shares)                                          $10.72
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.72)*                              $11.08
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest (net of foreign tax of $10,334)                                       $ 19,643,655
-------------------------------------------------------------------------------------------
Dividends                                                                            15,640
-------------------------------------------------------------------------------------------
Total investment income                                                          19,659,295

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,042,974
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      423,879
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    18,320
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,586
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               268,994
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               252,949
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,796
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               792,217
-------------------------------------------------------------------------------------------
Other                                                                               259,712
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,067,427
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (49,113)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,018,314
-------------------------------------------------------------------------------------------
Net investment income                                                            15,640,981
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (16,816,998)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (861,460)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (3,305,972)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                               (1,077,581)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and written options during the year                                              (7,162,044)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (29,224,055)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(13,583,074)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 15,640,981     $ 22,554,117
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (20,984,430)      (1,835,168)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                           (8,239,625)     (26,405,168)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (13,583,074)      (5,686,219)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --      (10,609,623)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,489,382)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (419)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --      (10,454,693)
--------------------------------------------------------------------------------------------------
  In excess of net investment income                                           --
   Class A                                                                     --       (1,754,541)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (246,303)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --              (69)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (1,728,919)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                             (6,113,986)      (1,602,595)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,246,207)        (224,973)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (9,462)             (63)
--------------------------------------------------------------------------------------------------
   Class M                                                             (8,639,053)      (1,579,192)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (114,702,986)    (103,730,719)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (144,294,768)    (139,107,710)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     364,388,241      503,495,951
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,521,882 and $10,799, respectively)                      $220,093,473     $364,388,241
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.91       $12.82       $13.94       $14.49       $13.62
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .63          .62          .77          .71          .83
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.12)        (.72)        (.95)        (.24)         .82
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.49)        (.10)        (.18)         .47         1.65
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.62)        (.47)        (.59)        (.78)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.10)          --         (.43)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.65)        (.09)        (.47)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.65)        (.81)        (.94)       (1.02)        (.78)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.77       $11.91       $12.82       $13.94       $14.49
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.24)       (0.85)       (1.14)        3.38        12.46
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $91,173     $132,600     $253,611     $316,837     $343,125
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.19         1.21         1.26         1.29         1.32
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.57         5.02         5.90         4.90         5.93
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                301.44       290.27       561.48       638.66       429.38
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.88       $12.79       $13.90       $14.45       $13.60
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .54          .55          .67          .59          .72
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.12)        (.74)        (.94)        (.23)         .81
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.58)        (.19)        (.27)         .36         1.53
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.55)        (.42)        (.52)        (.68)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.09)          --         (.39)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.56)        (.08)        (.42)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.56)        (.72)        (.84)        (.91)        (.68)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.74       $11.88       $12.79       $13.90       $14.45
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.98)       (1.58)       (1.87)        2.62        11.57
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,293      $30,310      $36,017      $41,322      $41,106
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.94         1.96         2.01         2.04         2.07
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.83         4.26         5.17         4.22         5.13
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                301.44       290.27       561.48       638.66       429.38
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999+
operating performance                 Oct. 31     to Oct. 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $11.91       $12.05
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .55          .14
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.14)        (.10)
--------------------------------------------------------------
Total from
investment operations                   (.59)         .04
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                         --         (.14)
--------------------------------------------------------------
In excess of net
investment income                         --         (.02)
--------------------------------------------------------------
From return of capital                  (.57)        (.02)
--------------------------------------------------------------
Total distributions                     (.57)        (.18)
--------------------------------------------------------------
Net asset value,
end of period                         $10.75       $11.91
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.07)         .37*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                          $298          $50
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.94          .53*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.93         1.29*
--------------------------------------------------------------
Portfolio turnover (%)                301.44       290.27
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.86       $12.77       $13.89       $14.44       $13.59
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .60          .59          .76          .66          .77
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.12)        (.72)        (.95)        (.23)         .83
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.52)        (.13)        (.19)         .43         1.60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.59)        (.46)        (.56)        (.75)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.10)          --         (.42)          --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.62)        (.09)        (.47)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.62)        (.78)        (.93)        (.98)        (.75)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.72       $11.86       $12.77       $13.89       $14.44
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.49)       (1.10)       (1.28)        3.15        12.14
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $107,329     $201,429     $213,868       $2,506       $1,892
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.44         1.46         1.51         1.54         1.58
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.31         4.76         5.55         4.74         5.52
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                301.44       290.27       561.48       638.66       429.38
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of foreign or U.S. governmental entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value of the securities received. Discounts on zero coupon bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of zero coupon bonds, stepped-coupon bonds and payment in kind bonds are amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $59,792,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007
     7,903,000    October 31, 2008

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, book accretion/amortization adjustment, and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $14,129,898 to decrease undistributed net investment income and $1,325,050 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $15,454,948. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2000, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

For the year ended October 31, 2000, fund expenses were reduced by $49,113 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $725 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $10,141 and $5,285 from the sale of class A and class M shares, respectively, and received $51,124 and $248 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $263 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $540,018,637 and $616,671,139, respectively. Purchases and sales of U.S. government obligations aggregated $297,951,095 and $351,729,751, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at the
beginning of year                           $       --             $    --
---------------------------------------------------------------------------
Options written                              5,400,000              16,645
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at the
end of year                                 $5,400,000             $16,645
---------------------------------------------------------------------------


Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    843,538        $  9,571,178
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  406,243           4,588,353
---------------------------------------------------------------------------
                                             1,249,781          14,159,531

Shares
repurchased                                 (3,913,548)        (44,637,743)
---------------------------------------------------------------------------
Net decrease                                (2,663,767)       $(30,478,212)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,598,128       $  46,357,753
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  912,781          10,387,268
---------------------------------------------------------------------------
                                             4,510,909          56,745,021

Shares
repurchased                                (13,162,037)       (161,767,035)
---------------------------------------------------------------------------
Net decrease                                (8,651,128)      $(105,022,014)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    386,144        $  4,378,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   94,681           1,066,627
---------------------------------------------------------------------------
                                               480,825           5,445,561

Shares
repurchased                                 (1,049,144)        (11,918,486)
---------------------------------------------------------------------------
Net decrease                                  (568,319)       $ (6,472,925)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,129,520        $ 14,123,183
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  133,852           1,657,295
---------------------------------------------------------------------------
                                             1,263,372          15,780,478

Shares
repurchased                                 (1,529,059)        (18,951,466)
---------------------------------------------------------------------------
Net decrease                                  (265,687)       $ (3,170,988)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     37,392            $419,527
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      751               8,337
---------------------------------------------------------------------------
                                                38,143             427,864

Shares
repurchased                                    (14,564)           (163,721)
---------------------------------------------------------------------------
Net increase                                    23,579            $264,143
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      4,149             $49,506
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       27                 317
---------------------------------------------------------------------------
                                                 4,176              49,823

Shares
repurchased                                        (12)               (146)
---------------------------------------------------------------------------
Net increase                                     4,164             $49,677
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    216,388        $  2,458,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,383              60,537
---------------------------------------------------------------------------
                                               221,771           2,519,345

Shares
repurchased                                 (7,189,761)        (80,535,337)
---------------------------------------------------------------------------
Net decrease                                (6,967,990)       $(78,015,992)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,132,742        $ 77,444,771
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,333             103,041
---------------------------------------------------------------------------
                                             6,141,075          77,547,812

Shares
repurchased                                 (5,912,852)        (73,135,206)
---------------------------------------------------------------------------
Net increase                                   228,223        $  4,412,606
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended October 31, 2000, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains, resulting in a return of capital. This occurred after certain distributions had been made because foreign currency losses decreased the amount of taxable income available for distribution.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

D. William Kohli
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN031-66575  041/220/906  12/00